Timberland Bancorp

NASDAQ: TSBK
Annual Shareholders Meeting
January 2026



DISCLAIMER

Statements contained in this presentation which are not historical facts are forward-looking statements as that item is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from estimated results. Such risks and uncertainties are detailed in the Company's filings with the Securities and Exchange Commission.

TIMBERLAND BRANCH LOCATIONS



Timberland Branch Locations
Poulsbo
Silverdale
Gig Harbor
Ocean Shores
GRAYS HARBOR
KING
Auburn
Edgewood
Hoquiam
PIERCE
University Place
THURSTON
Aberdeen (2 branches)
LEWIS
Puyallup
Elma
Yelm
Tacoma
Winlock
Bethel Station (Spanaway)
Montesano
Olympia (2 branches)
Toledo
Tumwater
Lacey (2 branches)
Chehalis

EXECUTIVE MANAGEMENT

DEAN J. BRYDON
Chief Executive Officer
31 Years of Service at Timberland Bank
31 Years in the Industry

MATTHEW J. DEBORD
EVP, Chief Lending Officer
13 Years of Service at Timberland Bank
22 Years in the Industry

JONATHAN A. FISCHER
President, Chief Operating Officer & Secretary
28 Years of Service at Timberland Bank
30 Years in the Industry

BREANNE D. ANTICH
EVP, Chief Technology Officer
18 Years of Service at Timberland Bank
24 Years in the Industry

MARCI A. BASICH
EVP, Chief Financial Officer
26 Years of Service at Timberland Bank
26 Years in the Industry

FINANCIAL HIGHLIGHTS

NET INCOME $ in millions



$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
$27.58
$23.60
$27.12
$24.28
$29.16
$8.22
FY 2021
FY 2022
FY 2023
FY 2024
FY 2025
1Q 2026

EARNINGS PER DILUTED SHARE


$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$3.27
$2.82
$3.29
$3.01
$3.67
$1.04
FY 2021
FY 2022
FY 2023
FY 2024
FY 2025
FY 2026
1Q
2Q
3Q
4Q

RETURN ON ASSETS AND RETURN ON EQUITY

ROA



1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.64%
1.27%
1.50%
1.28%
1.50%
1.60%
FY 2021
FY 2022
FY 2023
FY 2024
FY 2025
1Q 2026

ROE



16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
13.98%
11.14%
12.01%
10.19%
11.56%
12.33%
FY 2021
FY 2022
FY 2023
FY 2024
FY 2025
1Q 2026

BALANCE SHEET $ in millions



Total Assets
$2,100
$2,050
$2,000
$1,950
$1,900
$1,850
$1,800
$1,750
$1,700
$1,650
$1,600
$1,792
$1,861
$1,840
$1,923
$2,013
$2,006
9/30/2021
9/30/2022
9/30/2023
9/30/2024
9/30/2025
12/31/2025

TOTAL CAPITAL $ in thousands



$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
$206,899
$218,569
$233,073
$245,413
$262,614
$268,409
9/30/2021
9/30/2022
9/30/2023
9/30/2024
9/30/2025
12/31/2025

CAPITAL STRENGTH



24.00%
22.00%
20.00%
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
22.17%
10.97%
19.45%
11.03%
19.38%
12.10%
19.39%
12.12%
20.67%
12.59%
21.26%
12.61%
9/30/2021
9/30/2022
9/30/2023
9/30/2024
9/30/2025
12/31/2025
Total Risk Based
Tier 1 Leverage

BOOK VALUE AND TANGIBLE BOOK VALUE PER SHARE



$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
$24.76
$22.80
$26.58
$24.63
$28.76
$26.81
$30.83
$28.87
$33.29
$31.33
$34.06
$32.11
9/30/2021
9/30/2022
9/30/2023
9/30/2024
9/30/2025
12/31/2025

See Non-GAAP Disclosure Slide for Additional Details on Tangible Book Value Per Share

DIVIDENDS PAID/DECLARED PER COMMON SHARE


(Calendar Year)
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$1.04
$0.98
$0.92
$0.97
$1.05
$0.29
2021
2022
2023
2024
2025
2026 YTD
Regular
Special

DEPOSIT LEVELS $ in millions



$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$1,571
$1,632
$1,561
$1,648
$1,717
$1,704
9/30/2021
9/30/2022
9/30/2023
9/30/2024
9/30/2025
12/31/2025
Non-Interest Bearing Demand
NOW Checking
Money Market
Savings
Certificates of Deposit

DEPOSIT COMPOSITION

Total Deposits $1.70 Billion at December 31, 2025


24%
2%
8%
15%
18%
12%
21%
CDs Brokered
CDs >$250,000
CDs <$250,000
Money market
Savings
NOW checking
Non-interest-bearing demand

BORROWINGS $ in thousands



Total Borrowings
$100,000
$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
$5,000
$0
$35,000
$20,000
$20,000
$20,000
9/30/2021
9/30/2022
9/30/2023
9/30/2024
9/30/2025
12/31/2025

NET LOANS $ in millions



Net Loans
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$968
$1,132
$1,302
$1,422
$1,464
$1,459
9/30/2021
9/30/2022
9/30/2023
9/30/2024
9/30/2025
12/31/2025
Net Loans

DIVERSIFIED LOAN PORTFOLIO

Total Loans $1.46 billion at December 31, 2025



2%
3%
14%
8%
21%
13%
39%
Land
Consumer
Multi-Family
Commercial business
1-4 Family
Construction
CRE

CRE PORTFOLIO BREAKDOWN BY COLLATERAL

at December 31, 2025 ($ in thousands)

Collateral Type	Amount	% of Total Loan Portfolio	Avg. Balance Per Loan	Non-Accrual
Industrial warehouse	$129,108	8%	$1,317	$--
Medical/dental offices	$84,338	5%	$1,240	--
Office buildings	$68,132	4%	$811	304
Other retail buildings	$53,059	3%	$596	--
Mini-storage	$38,098	2%	$1,524	--
Hotel/motel	$31,031	2%	$2,585	--
Restaurants	$28,365	2%	$579	--
Gas stations/convenience stores	$26,468	2%	$1,018	--
Churches	$14,018	1%	$876	--
Nursing homes	$13,379	1%	$2,230	--
Shopping centers	$10,363	1%	$1,727	--
Mobile home parks	$9,160	1%	$416	--
Additional CRE	$106,470	7%	$783	--
Total CRE	**$611,989**	**39%**	**$961**	**$304**

CONSTRUCTION LOANS

Total Construction Loans $206 million at December 31, 2025


1%
7%
10%
32%
50%
Land Development
Spec. 1-4 Family
Commercial
Multi-Family
Custom Construction/Owner-Builder

INTEREST EARNING CASH & INVESTMENTS

Interest Earning Cash & Investments: $445 million at December 31, 2025



1%
1%
16%
51%
31%
Other Securities & Mutual Funds
CDs Held for Investment
U.S. Government Securities
Mortgage Backed Securities
Overnight Funds

ASSET QUALITY



Non-performing Assets/Total Assets
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.18%
0.12%
0.09%
0.20%
0.23%
0.23%
9/30/2021
9/30/2022
9/30/2023
9/30/2024
9/30/2025
12/31/2025

NET CHARGE-OFFS (RECOVERIES) $ in thousands


$300
$250
$200
$150
$100
$50
$0
($50)
($100)
($55)
$36
$18
$54
$240
($18)
FY 2021
FY 2022
FY 2023
FY 2024
FY 2025
FY 2026

NET INTEREST INCOME AND NET INTEREST MARGIN

$ in thousands



$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
3.25%
3.16%
3.95%
3.54%
3.76%
3.85%
FY 2021
FY 2022
FY 2023
FY 2024
FY 2025
1Q 2026
Net Interest Income
Net Interest Margin

QUARTERLY NET INTEREST INCOME AND NET INTEREST MARGIN

$ in thousands



$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
4.00%
3.80%
3.60%
3.40%
3.20%
3.60%
3.48%
3.53%
3.58%
3.64%
3.79%
3.80%
3.82%
3.85%
1Q24
2Q24
3Q24
4Q24
1Q25
2Q25
3Q25
4Q25
1Q26
Net Interest Income
Net Interest Margin

NON-INTEREST INCOME $ in thousands



$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$17,161
$12,624
$11,140
$11,136
$12,352
$2,764
FY 2021
FY 2022
FY 2023
FY 2024
FY 2025
1Q 2026

NON-INTEREST EXPENSE $ in thousands


$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$34,591
$38,626
$43,373
$43,746
$45,387
$11,431
FY 2021
FY 2022
FY 2023
FY 2024
FY 2025
1Q 2026

EFFICIENCY RATIO



100.00%
90.00%
80.00%
70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
50.12%
56.42%
54.56%
58.09%
54.98%
52.65%
FY 2021
FY 2022
FY 2023
FY 2024
FY 2025
1Q 2026

TSBK Versus Key Indices – 5 Year Return



TSBK-Share Price (Daily): 33.49%
KBW Nasdaq Regional Bank Index Price Return-Index Value (Daily): 29.15%
NASDAQ Bank Price Return-Index Value (Daily): 22.47%
60.00
40.00
20.00
0.00
(20.00)
(40.00)
(60.00)
Price Change (%)
33.49%
29.15%
22.47%
May '21
Sep '21
Jan '22
May '22
Sep '22
Jan '23
May '23
Sep '23
Jan '24
May '24
Sep '24
Jan '25
May '25
Sep '25
Jan '26

Source: S&P Global Market Intelligence; Market data as of 1/23/2026

BRANCH REFRESH


Timberland
Bank


Timberland
Bank


Timberland
Bank

UNIVERSITY PLACE BRANCH


Timberland Bank
Timberland Bank


Timberland Bank


Timberland Bank
FDIC


Timberland Bank
6916
NOW OPEN


1915
Timberland Bank
DATE September 23, 2025
A PARTNERSHIP WE SUPPORT
Aberdeen Senior Nutrition Program $ 4,000.00
Four Thousand Dollars & NO/100
DOLLARS
Helping plant your future.
AUTHORIZED SIGNATURE


1915
Timberland Bank
DATE September 11, 2025
A PARTNERSHIP WE SUPPORT
Toledo Neighbors $ 4,000.00
Four Thousand Dollars & NO/100
DOLLARS
Helping plant your future.
AUTHORIZED SIGNATURE


1915
Timberland Bank
DATE September 11, 2025
A PARTNERSHIP WE SUPPORT
Copalis Community Church Food Bank $ 4000.00
Four Thousand Dollars & NO/100
DOLLARS
Helping plant your future.
AUTHORIZED SIGNATURE


1915
Timberland Bank
DATE September 18, 2025
A PARTNERSHIP WE SUPPORT
East Grays Harbor County Food Bank $ 4,000.00
Four Thousand dollars & NO/100
DOLLARS
Helping plant your future.
AUTHORIZED SIGNATURE


1915
Timberland Bank
DATE September 11, 2025
A PARTNERSHIP WE SUPPORT
Winlock Vader Food Bank $ 4,000.00
Four Thousand Dollars & NO/100
DOLLARS
Helping plant your future.
AUTHORIZED SIGNATURE

TECHNOLOGY UPDATE

ENGAGING CUSTOMERS

- Expand Online Banking by Partnering with Fintech Companies
- Enhancing our residential lending solution
- Ensure we have effective fraud detection tools
- Improve customer statements
- Add digital debit cards and adding instant issue machines at busier branch locations

OPTIMIZE OPERATIONS

- Updated construction loan process improvement
- Leverage automation technology to improve back office daily functions

NON-GAAP FINANCIAL MEASURES

- The Company reports its results in accordance with United States generally accepted account principles ("GAAP"). Timberland believes that certain non-GAAP measures provide investors with information useful in understanding the Company's financial performance; however, readers of this presentation are encouraged to review these non-GAAP measures in conjunction with GAAP results.

- Financial measures that exclude intangible assets are non-GAAP measures. To provide investors with a broader understanding of capital adequacy, Timberland provides non-GAAP financial measures for tangible common equity along with the GAAP measure. Tangible common equity is calculated as shareholders' equity less goodwill and core deposit intangible ("CDI"). In addition, tangible assets equals total assets less goodwill and CDI.

NON-GAAP FINANCIAL MEASURES

Timberland Bancorp

($ in thousands)	9/30/2021	9/30/2022	9/30/2023	9/30/2024	9/30/2025	12/31/2025
Shareholders' equity	$ 206,889	$ 218,569	$ 233,073	$ 245,413	$ 262,614	$ 268,409
Less goodwill and CDI	(16,395)	(16,079)	(15,808)	(15,582)	(15,402)	(15,368)
Tangible common equity	$ 190,504	$ 202,490	$ 217,265	$ 229,831	$ 247,212	$ 253,041
Total assets	$ 1,792,180	$ 1,860,508	$ 1,839,905	$ 1,923,475	$ 2,012,779	$ 2,006,127
Less goodwill and CDI	(16,395)	(16,079)	(15,808)	(15,582)	(15,402)	(15,368)
Tangible assets	$ 1,775,785	$ 1,844,429	$ 1,824,097	$ 1,907,893	$ 1,997,377	$ 1,990,759

Timberland Bancorp
NASDAQ: TSBK

- Strong Core Earnings
- Well Capitalized
- Geographically Diversified
- Diversified Loan Portfolio
- Strong Core Deposit Levels
- Actively Supporting Its Communities

